UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 19, 2024

IDAHO COPPER CORPORATION

(Exact name of Registrant as specified in its Charter)

Nevada	333-108715	98-0221494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 W. Main Street, Suite 1460, Boise, Idaho 83702

(Address of Principal Executive Offices)

208-274-9220

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 8, 2024, Idaho Copper Corporation, a Nevada corporation, filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Form 8-K”) to report a change in its independent registered public accounting firm and related matters. This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend and restate the original Form 8-K in its entirety.

Item 4.01 Changes in Registrant’s Certifying Accountant

Idaho Copper Corporation (the “Company”) dismissed GreenGrowth CPAs (the “Former Accounting Firm”) as its independent registered public accounting firm, effective October 2, 2024. As of the date of this Current Report, there have been no (i) disagreements with the Former Accounting Firm on any matter or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which connects with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has engaged Novogradac & Company LLP as its independent registered public accounting firm for the new fiscal year end of January 31, 2025 (the “New Accounting Firm”). The board of directors of the Company (the “Board”) made the decision to engage the New Accounting Firm acting under authority delegated to it, and the Board approved the same on October 2, 2024. During the fiscal year ended January 31, 2024 the Former Accounting Firm’s audit report on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

The Company has not consulted with the New Accounting Firm during its two most recent fiscal years or during any subsequent interim period prior to October 2, 2024 (the date of the New Accounting Firm’s appointment), regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to the Company nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation SK and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation SK).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided the Former Accounting Firm with a copy of the disclosures contained in this Current Report on Form 8-K prior to its filing with the Commission and requested the Former Accounting Firm to furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated November 19, 2024, is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from GreenGrowth CPA
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 20, 2024

IDAHO COPPER CORPORATION

By:	/s/ Robert Scannell
Name:	Robert Scannell
Title:	Chief Financial Officer